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STEVEN R. MATZKIN, D.D.S. OPTION AMENDMENT

    THIS FIRST AMENDMENT (the "Amendment Agreement") is made as of      , 2001 by and between INTERDENT, INC., a Delaware corporation ("InterDent"), and Steven R. Matzkin ("Holder") to (i) April 20, 1999 Stock Option Award Agreement ("Option Agreement No. 1") under the InterDent 1999 Stock Incentive Plan (the "1999 Plan"), (ii) May 23, 2000 Stock Option Award Agreement ("Option Agreement No. 2") under the 1999 Plan and (iii) May 23, 2000 Stock Option Award Agreement ("Option Agreement No. 3" and, collectively with Option Agreements No. 1 and 2, the "Option Agreements") under the InterDent 2000 Key Executive Stock Incentive Plan (the "2000 Plan").

    WHEREAS, Holder is the holder of (i) an option to acquire 75,000 shares of Common Stock at an exercise price of $6.06 per share of Common Stock issued pursuant to Option Agreement No. 1, of which 39,062 are vested as of the date hereof, (ii) an option to acquire 175,000 shares of Common Stock at an exercise price of $4.00 per share of Common Stock issued pursuant to Option Agreement No. 2, of which 43,750 are vested as of the date hereof, and (iii) an option to acquire 1,000,000 shares of Common Stock at an exercise price of $4.00 per share of Common Stock issued pursuant to Option Agreement No. 3, none of which are vested as of the date hereof;

    WHEREAS, InterDent and Holder wish to reduce the number of shares subject to Option Agreements;

    WHEREAS, for good and adequate consideration Holder agrees to the amendment and modification of the Option Agreements as provided herein on the terms and conditions contained herein;

    NOW, THEREFORE, it is agreed as follows:

  1.
  Holder acknowledges that he has reviewed in full the Option Agreements and the amendment and modification set forth below.

  2.
  The total number of shares subject to Option Agreement No. 1 shall be reduced from 75,000 shares to 39,062 shares; provided, that such reduction shall first be with respect to any unvested shares.

  3.
  The total number of shares subject to Option Agreement No. 2 shall be reduced from 175,000 shares to 43,750 shares; provided, that such reduction shall first be with respect to any unvested shares.

  4.
  The total number of shares subject to Option Agreement No. 3 shall be reduced from 1,000,000 shares to 500,000 shares; provided, that such reduction shall first be with respect to any unvested shares.

  5.
  Holder represents and warrants: (a) that he is the owner of the Option Agreements and (b) that he has full power to enter into this Amendment Agreement.

  6.
  Holder further acknowledges and agrees that, except for the amendment and modification set forth in Sections 2, 3 and 4 hereof, the Option Agreements will be governed by the terms and conditions of the Option Agreements.

  7.
  This Amendment Agreement and the Option Agreements constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of InterDent and Holder with respect to the subject matter hereof, and may not be modified adversely to the Holder's interest except by means of a writing signed by InterDent and Holder. Nothing in this Amendment Agreement (except as expressly provided herein) is intended to confer any rights or remedies on any persons other than the parties. This Amendment Agreement is to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Amendment Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

  8.
  This Amendment Agreement shall be binding upon InterDent and its successors and assigns (if any), and Holder and his or her successors and assigns (if any).

  9.
  This Amendment Agreement may be executed in counterparts which together shall constitute a single agreement.

[Signature Pages Follow]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed and delivered as of the date set forth beside such party's signature.

INTERDENT, INC. By: /s/ NORMAN R. HUFFAKER Name: NORMAN R. HUFFAKER Title: CEO
/s/ STEVEN R. MATZKIN
STEVEN R. MATZKIN, D.D.S.

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STEVEN R. MATZKIN, D.D.S. OPTION AMENDMENT